UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

001-33013

(Commission File Number)

Delaware

(State or Other Jurisdiction of Incorporation)

11-3209278

(I.R.S. Employer Identification No.)

220 RXR Plaza, Uniondale, NY 11556

(Address of principal executive offices)

(718) 961-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Flushing Financial Corporation (the “Company”) (Nasdaq-GS: FFIC), the parent holding company for Flushing Bank (the “Bank”), today announced that the Board of Directors (the “Board”) declared a quarterly dividend on its common stock of $0.22 per common share, payable on June 23, 2023 to shareholders of record at the close of business on June 2, 2023.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release of Flushing Financial Corporation dated May 16, 2023. “Flushing Financial Corporation Declares Quarterly Dividend of $0.22 per Share”
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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FLUSHING FINANCIAL CORPORATION

Date: May 16, 2023	By:	/s/ SUSAN K. CULLEN
Susan K. Cullen
Senior Executive Vice President, Chief Financial Officer
and Treasurer